UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2013 Semiannual Report to Shareholders

DWS Enhanced Emerging Markets Fixed Income Fund

Contents
4 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
11 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
30 Notes to Financial Statements
43 Information About Your Fund's Expenses
45 Summary of Management Fee Evaluation by Independent Fee Consultant
49 Account Management Resources
51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund's currency overlay strategy is dependent on the effectiveness and implementation of portfolio management's proprietary models. As part of its currency strategy, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,
Douglas Beck, CFA President, DWS Funds

Performance Summary April 30, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	3.48%	11.84%	5.15%	8.19%
Adjusted for the Maximum Sales Charge (max 4.50% load)	-1.18%	6.81%	4.19%	7.69%
JPMorgan EMBI Global Diversified Index†	2.50%	11.50%	9.86%	9.96%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		10.43%	4.88%	8.69%
Adjusted for the Maximum Sales Charge (max 4.50% load)		5.46%	3.92%	8.19%
JPMorgan EMBI Global Diversified Index†		10.11%	9.44%	10.21%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	2.97%	10.92%	4.29%	7.33%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-1.03%	7.92%	4.13%	7.33%
JPMorgan EMBI Global Diversified Index†	2.50%	11.50%	9.86%	9.96%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		9.61%	4.04%	7.83%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		6.61%	3.88%	7.83%
JPMorgan EMBI Global Diversified Index†		10.11%	9.44%	10.21%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	3.00%	10.89%	4.35%	7.35%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.00%	10.89%	4.35%	7.35%
JPMorgan EMBI Global Diversified Index†	2.50%	11.50%	9.86%	9.96%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		9.69%	4.10%	7.85%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		9.69%	4.10%	7.85%
JPMorgan EMBI Global Diversified Index†		10.11%	9.44%	10.21%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
No Sales Charges	3.53%	12.05%	5.39%	8.44%
JPMorgan EMBI Global Diversified Index†	2.50%	11.50%	9.86%	9.96%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		10.74%	5.13%	8.94%
JPMorgan EMBI Global Diversified Index†		10.11%	9.44%	10.21%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/13
No Sales Charges	3.61%	12.23%	5.56%	5.34%
JPMorgan EMBI Global Diversified Index†	2.50%	11.50%	9.86%	9.72%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		10.91%	5.30%	4.99%
JPMorgan EMBI Global Diversified Index†		10.11%	9.44%	9.28%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.24%, 2.04%, 1.97%, 0.98% and 0.82% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through April 30, 2013 (through March 31, 2013 for the most recent calendar quarter end returns), which is based on the performance period of the life of Institutional Class.

† The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡ Total returns shown for periods less than one year are not annualized.
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/13	$11.36	$11.40	$11.38	$11.35	$11.35
10/31/12	$11.16	$11.21	$11.19	$11.16	$11.16
Distribution Information as of 4/30/13
Income Dividends, Six Months	$.18	$.14	$.14	$.20	$.21
Latest Quarterly Income Dividend	$.0982	$.0762	$.0781	$.1057	$.1100
SEC 30-day Yield††	3.48%	2.86%	2.85%	3.88%	4.03%
Current Annualized Distribution Rate††	3.46%	2.67%	2.75%	3.73%	3.88%

†† The SEC yield is net investment income per share earned over the month ended April 30, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.73% for Class B shares had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.54% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 19 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Rahmila Nadi, Associate

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2012 after six years of experience at J.P. Morgan Chase in credit portfolio trading.

• BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Steven Zhou, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

• Analyst for Mortgage Backed Securities: New York.

• Joined Deutsche Asset & Wealth Management in 2010 with over 2 years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

• MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2013 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Bonds 87.1%
Argentina 1.4%
Republic of Argentina:
GDP Linked Note, 12/15/2035 (b)	EUR	5,138,017	350,506
Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038		5,000,000	1,662,500
7.82%, 12/31/2033	EUR	2,327,256	1,762,306
(Cost $3,966,828)			3,775,312
Austria 0.5%
OGX Austria GmbH, 144A, 8.375%, 4/1/2022 (Cost $2,004,521)		2,000,000	1,220,000
Barbados 0.4%
Columbus International, Inc., 144A, 11.5%, 11/20/2014 (Cost $1,119,176)		1,000,000	1,112,500
Belarus 0.8%
Republic of Belarus, REG S, 8.75%, 8/3/2015 (Cost $2,074,263)		2,000,000	2,085,000
Bermuda 2.4%
Digicel Group Ltd., 144A, 8.25%, 9/30/2020		1,000,000	1,070,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		2,100,000	2,210,250
Pacnet Ltd., 144A, 9.25%, 11/9/2015		2,000,000	2,090,000
Qtel International Finance Ltd., 144A, 3.25%, 2/21/2023		1,000,000	987,500
(Cost $6,313,677)			6,357,750
Brazil 1.6%
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	2,200,000	1,116,302
Independencia International Ltd., REG S, 12.0%, 12/30/2016*		1,574,386	0
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		1,500,000	1,471,875
Telemar Norte Leste SA, 144A, 5.5%, 10/23/2020		1,700,000	1,785,000
(Cost $7,150,365)			4,373,177
Canada 0.8%
Pacific Rubiales Energy Corp., 144A, 5.125%, 3/28/2023 (Cost $2,013,958)		2,000,000	2,060,000
Cayman Islands 6.5%
Country Garden Holdings Co., Ltd., (REIT), 144A, 7.5%, 1/10/2023		2,000,000	2,085,000
Dubai DOF Sukuk Ltd., 3.875%, 1/30/2023		4,000,000	3,995,000
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		3,750,000	4,434,375
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018 (c)		3,000,000	3,195,000
Odebrecht Finance Ltd., 144A, 7.125%, 6/26/2042		2,000,000	2,290,000
Votorantim Overseas IV, 144A, 7.75%, 6/24/2020		1,000,000	1,220,000
(Cost $16,758,911)			17,219,375
Chile 1.2%
Banco de Credito e Inversiones, 144A, 4.0%, 2/11/2023		2,000,000	2,011,982
Cencosud SA, 144A, 5.5%, 1/20/2021		1,000,000	1,085,178
(Cost $3,093,052)			3,097,160
Colombia 1.1%
Bancolombia SA, 5.125%, 9/11/2022		750,000	766,125
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		2,000,000	2,205,000
(Cost $2,949,257)			2,971,125
Costa Rica 0.8%
Costa Rica Government International Bond, 144A, 5.625%, 4/30/2043 (Cost $2,000,000)		2,000,000	2,056,000
Croatia 4.2%
Agrokor DD, 144A, 8.875%, 2/1/2020		1,500,000	1,675,500
Republic of Croatia:
144A, 6.25%, 4/27/2017		6,000,000	6,602,040
6.5%, 1/5/2015	EUR	2,000,000	2,826,149
(Cost $10,926,124)			11,103,689
Cyprus 0.4%
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018 (Cost $988,350)		1,000,000	982,500
Dominican Republic 1.0%
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019		1,500,000	1,627,500
Dominican Republic, 144A, 5.875%, 4/18/2024		1,000,000	1,025,000
(Cost $2,635,497)			2,652,500
El Salvador 0.6%
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017 (Cost $1,564,186)		1,500,000	1,620,000
Georgia 0.9%
Georgian Railway JSC, 144A, 7.75%, 7/11/2022 (Cost $2,242,953)		2,000,000	2,325,000
Ghana 0.9%
Republic of Ghana, 144A, 8.5%, 10/4/2017 (Cost $2,298,927)		2,000,000	2,300,000
Guatemala 0.8%
Republic of Guatemala, 144A, 4.875%, 2/13/2028 (Cost $2,004,968)		2,000,000	2,030,000
Hungary 3.1%
Republic of Hungary:
4.75%, 2/3/2015		2,000,000	2,055,000
7.625%, 3/29/2041		5,250,000	6,162,188
(Cost $7,400,388)			8,217,188
Indonesia 3.1%
Perusahaan Penerbit SBSN, 144A, 4.0%, 11/21/2018		3,000,000	3,191,250
Republic of Indonesia:
144A, 4.875%, 5/5/2021 (c)		2,500,000	2,834,375
144A, 10.375%, 5/4/2014		2,000,000	2,180,000
(Cost $8,164,003)			8,205,625
Ireland 0.4%
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016 (Cost $1,057,154)		1,000,000	1,057,500
Jersey 1.2%
Atlantic Finance Ltd., (REIT), 144A, 10.75%, 5/27/2014		2,000,000	2,168,070
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		1,000,000	1,022,327
(Cost $3,134,970)			3,190,397
Kazakhstan 1.0%
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		1,000,000	1,127,500
KazMunayGas National Co. JSC, 144A, 5.75%, 4/30/2043		1,500,000	1,526,768
(Cost $2,595,368)			2,654,268
Latvia 1.9%
Republic of Latvia, 144A, 2.75%, 1/12/2020 (Cost $4,987,500)		5,000,000	4,987,500
Lithuania 1.9%
Republic of Lithuania:
144A, 6.125%, 3/9/2021		2,000,000	2,457,500
REG S, 6.75%, 1/15/2015		2,500,000	2,711,250
(Cost $4,545,401)			5,168,750
Luxembourg 1.2%
Evraz Group SA, 144A, 7.4%, 4/24/2017		2,000,000	2,110,000
MHP SA, 144A, 8.25%, 4/2/2020		1,250,000	1,234,205
(Cost $3,361,859)			3,344,205
Malaysia 1.3%
Penerbangan Malaysia Bhd.:
144A, 5.625%, 3/15/2016		1,000,000	1,116,766
REG S, 5.625%, 3/15/2016		2,130,000	2,378,712
(Cost $3,219,583)			3,495,478
Mexico 7.7%
Alpek SA de CV, 144A, 4.5%, 11/20/2022		500,000	521,875
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	28,000,000	2,506,819
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		1,100,000	1,254,000
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		1,000,000	1,167,500
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		1,000,000	1,085,000
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		1,500,000	1,616,250
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021 (c)		1,000,000	870,000
United Mexican States:
4.75%, 3/8/2044		7,250,000	8,022,125
Series M, 6.5%, 6/10/2021	MXN	37,500,000	3,521,605
(Cost $19,839,674)			20,565,174
Mongolia 0.3%
Mongolia Government International Bond, 144A, 5.125%, 12/5/2022 (Cost $984,500)		1,000,000	945,000
Morocco 0.5%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $1,375,523)	EUR	1,000,000	1,412,429
Namibia 0.4%
Republic of Namibia, 144A, 5.5%, 11/3/2021 (Cost $1,119,967)		1,000,000	1,117,500
Netherlands 0.9%
OSX 3 Leasing BV, 144A, 9.25%, 3/20/2015		500,000	462,500
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		2,000,000	2,030,000
(Cost $2,528,754)			2,492,500
Panama 1.1%
Republic of Panama, 4.3%, 4/29/2053 (Cost $3,000,000)		3,000,000	3,007,500
Peru 1.8%
Alicorp SAA, 144A, 3.875%, 3/20/2023		750,000	751,875
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		1,500,000	1,505,250
Corp Pesquera Inca SAC, 144A, 9.0%, 2/10/2017		1,000,000	1,073,000
Transportadora de Gas del Peru SA, 144A, 4.25%, 4/30/2028		1,500,000	1,498,500
(Cost $4,845,803)			4,828,625
Philippines 1.1%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027		1,000,000	1,555,000
Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, 12/2/2024		1,000,000	1,362,500
(Cost $2,096,584)			2,917,500
Poland 3.0%
Republic of Poland, 3.0%, 3/17/2023 (Cost $7,820,611)		8,000,000	7,985,840
Romania 1.3%
Republic of Romania:
144A, 4.375%, 8/22/2023		2,000,000	2,069,900
5.0%, 3/18/2015	EUR	1,000,000	1,385,564
(Cost $3,375,097)			3,455,464
Russia 2.1%
Lukoil International Finance BV, 144A, 7.25%, 11/5/2019		3,000,000	3,630,000
Russian Federation:
144A, 5.625%, 4/4/2042		1,000,000	1,190,000
Series 6204, 7.5%, 3/15/2018	RUB	7,900,000	270,233
Series 6207, 8.15%, 2/3/2027	RUB	15,800,000	574,213
(Cost $5,204,349)			5,664,446
Slovenia 0.7%
Republic of Slovenia, 144A, 5.5%, 10/26/2022 (c) (Cost $2,039,510)		2,000,000	1,980,000
South Africa 2.7%
Republic of South Africa, 5.5%, 3/9/2020		3,500,000	4,121,250
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		3,000,000	2,980,590
(Cost $7,026,513)			7,101,840
Thailand 0.2%
Bangkok Bank PCL, 144A, 3.875%, 9/27/2022 (Cost $496,885)		500,000	517,940
Turkey 7.3%
Arcelik AS, 144A, 5.0%, 4/3/2023		1,000,000	1,027,500
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		2,000,000	2,005,000
Republic of Turkey:
3.25%, 3/23/2023		8,500,000	8,383,125
7.0%, 9/26/2016		3,000,000	3,476,250
7.1%, 3/8/2023	TRY	500,000	298,006
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		3,000,000	3,277,500
Turkiye Vakiflar Bankasi Tao, 144A, 6.0%, 11/1/2022 (c)		1,000,000	1,056,250
(Cost $18,961,532)			19,523,631
Ukraine 2.1%
Ukraine Government International Bond, 144A, 6.58%, 11/21/2016 (Cost $5,461,290)		5,750,000	5,606,250
United Arab Emirates 1.6%
Abu Dhabi National Energy Co., 144A, 2.5%, 1/12/2018		3,000,000	3,043,500
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		1,000,000	1,122,500
(Cost $4,084,774)			4,166,000
United Kingdom 0.3%
Afren PLC, 144A, 10.25%, 4/8/2019 (Cost $718,500)		600,000	715,500
United States 1.3%
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		800,000	850,000
Cemex Finance LLC, 144A, 9.375%, 10/12/2022 (c)		1,500,000	1,721,250
Southern Copper Corp., 5.25%, 11/8/2042		1,000,000	963,418
(Cost $3,512,221)			3,534,668
Uruguay 2.7%
Republic of Uruguay:
6.875%, 9/28/2025		3,800,000	5,162,300
8.0%, 11/18/2022		1,349,030	1,937,207
(Cost $5,506,217)			7,099,507
Venezuela 6.6%
Petroleos de Venezuela SA:
Series 2014, 4.9%, 10/28/2014		1,000,000	964,000
5.375%, 4/12/2027		1,000,000	700,000
144A, 8.5%, 11/2/2017		1,250,000	1,209,375
Republic of Venezuela, 9.25%, 9/15/2027 (c)		15,000,000	14,737,500
(Cost $17,884,222)			17,610,875
Total Bonds (Cost $228,453,765)			231,910,188

Loan Participations and Assignments 7.4%
Poland 0.8%
PKO Finance AB, 144A, 4.63%, 9/26/2022 (Cost $2,114,446)		2,000,000	2,118,000
Russia 4.7%
Bank of Moscow, 144A, 6.699%, 3/11/2015		2,000,000	2,124,600
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		1,500,000	1,501,875
Sberbank of Russia, 144A, 6.125%, 2/7/2022		2,000,000	2,282,500
Severstal OAO, 144A, 5.9%, 10/17/2022		1,500,000	1,489,050
TMK OAO, 144A, 6.75%, 4/3/2020		1,500,000	1,477,500
Uralkali OJSC, 144A, 3.723%, 4/30/2018		500,000	501,250
VTB Bank OJSC, 144A, 6.95%, 10/17/2022		3,000,000	3,180,000
(Cost $12,308,153)			12,556,775
Ukraine 1.9%
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014 (Cost $5,173,700)		5,000,000	5,185,500
Total Loan Participations and Assignments (Cost $19,596,299)			19,860,275

	Shares	Value ($)

Securities Lending Collateral 9.0%
Daily Assets Fund Institutional, 0.13% (d) (e) (Cost $23,892,100)	23,892,100	23,892,100

Cash Equivalents 1.5%
Central Cash Management Fund, 0.10% (d) (Cost $3,897,465)	3,897,465	3,897,465

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $275,839,629)†	105.0	279,560,028
Other Assets and Liabilities, Net	(5.0)	(13,321,938)
Net Assets	100.0	266,238,090

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Independencia International Ltd.*	12.0%	12/30/2016	1,574,386	2,758,993	0

* Non-income producing security.

† The cost for federal income tax purposes was $275,839,630. At April 30, 2013, net unrealized appreciation for all securities based on tax cost was $3,720,398. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,434,531 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,714,133.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at April 30, 2013 amounted to $23,228,638, which is 8.7% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of April 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,740,708	CLP	1,300,000,000	5/13/2013	15,705	JPMorgan Chase Securities, Inc.
USD	6,463,407	MXN	79,000,000	5/13/2013	37,377	Barclays Bank PLC
USD	1,991,909	MXN	24,450,000	6/24/2013	13,085	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					66,167

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
MXN	8,600,000	USD	685,618	5/13/2013	(22,063)	Barclays Bank PLC
MXN	70,400,000	USD	5,679,689	5/13/2013	(113,415)	JPMorgan Chase Securities, Inc.
CLP	1,300,000,000	USD	2,738,687	5/13/2013	(17,726)	JPMorgan Chase Securities, Inc.
MXN	8,150,000	USD	665,507	6/24/2013	(2,825)	UBS AG
EUR	6,300,000	USD	8,190,743	7/9/2013	(109,738)	Nomura International PLC
Total unrealized depreciation					(265,767)

Currency Abbreviations
BRL Brazilian Real CLP Chilean Peso EUR Euro MXN Mexican Peso RUB Russian Ruble TRY Turkish Lira USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Bonds	$—	$231,910,188	$0	$231,910,188
Loan Participants and Assignments	—	19,860,275	—	19,860,275
Short-Term Investments (f)	27,789,565	—	—	27,789,565
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	66,167	—	66,167
Total	$27,789,565	$251,836,630	$0	$279,626,195
Liabilities
Derivatives (g)
Forward Foreign Currency Exchange Contracts	$—	$(265,767)	$—	$(265,767)
Total	$—	$(265,767)	$—	$(265,767)

During the period ended April 30, 2013, the amount of transfers between Level 2 and Level 3 was $11,965. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $248,050,064) — including $23,228,638 of securities loaned	$251,770,463
Investment in Daily Assets Fund Institutional (cost $23,892,100)*	23,892,100
Investment in Central Cash Management Fund (cost $3,897,465)	3,897,465
Total investments in securities, at value (cost $275,839,629)	279,560,028
Foreign currency, at value (cost $6,580,369)	6,522,066
Receivable for investments sold	3,132,996
Receivable for Fund shares sold	170,515
Interest receivable	3,030,565
Unrealized appreciation on forward foreign currency exchange contracts	66,167
Other assets	42,719
Total assets	292,525,056
Liabilities
Cash overdraft	254,577
Payable upon return of securities loaned	23,892,100
Payable for investments purchased	1,223,447
Payable for Fund shares redeemed	358,892
Unrealized depreciation on forward foreign currency exchange contracts	265,767
Accrued management fee	128,453
Accrued Directors' fees	2,351
Other accrued expenses and payables	161,379
Total liabilities	26,286,966
Net assets, at value	$266,238,090

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(306,588)
Net unrealized appreciation (depreciation) on: Investments	3,720,399
Foreign currency	(252,707)
Accumulated net realized gain (loss)	(5,187,874)
Paid-in capital	268,264,860
Net assets, at value	$266,238,090
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($15,750,368 ÷ 1,387,007 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.36
Maximum offering price per share (100 ÷ 95.50 of $11.36)	$11.90
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($370,450 ÷ 32,492 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.40
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,263,689 ÷ 638,098 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$11.38
Class S Net Asset Value, offering and redemption price(a) per share ($112,610,650 ÷ 9,920,400 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$11.35
Institutional Class Net Asset Value, offering and redemption price(a) per share ($130,242,933 ÷ 11,472,415 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$11.35

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2013 (Unaudited)
Investment Income
Income: Interest	$6,259,282
Income distributions — Central Cash Management Fund	7,458
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,571
Total income	6,286,311
Expenses: Management fee	759,991
Administration fee	128,812
Services to shareholders	117,072
Distribution and service fees	66,184
Custodian fee	18,713
Professional fees	50,231
Reports to shareholders	21,301
Registration fees	30,169
Directors' fees and expenses	5,182
Other	22,768
Total expenses before expense reductions	1,220,423
Expense reductions	(259)
Total expenses after expense reductions	1,220,164
Net investment income	5,066,147
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,913,239
Swap contracts	88,845
Foreign currency	267,894
10,269,978
Change in net unrealized appreciation (depreciation) on: Investments	(5,990,651)
Swap contracts	(9,197)
Foreign currency	(454,587)
(6,454,435)
Net gain (loss)	3,815,543
Net increase (decrease) in net assets resulting from operations	$8,881,690

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations: Net investment income	$5,066,147	$11,870,241
Net realized gain (loss)	10,269,978	9,090,469
Change in net unrealized appreciation (depreciation)	(6,454,435)	11,744,379
Net increase (decrease) in net assets resulting from operations	8,881,690	32,705,089
Distributions to shareholders from: Net investment income: Class A	(263,027)	(635,058)
Class B	(5,962)	(26,249)
Class C	(94,931)	(259,434)
Class S	(2,011,475)	(5,011,188)
Institutional Class	(2,205,896)	(4,632,743)
Total distributions	(4,581,291)	(10,564,672)
Fund share transactions: Proceeds from shares sold	37,014,402	43,694,682
Reinvestment of distributions	4,312,993	9,894,116
Payments for shares redeemed	(34,324,608)	(53,957,638)
Redemption fees	1,398	1,587
Net increase (decrease) in net assets from Fund share transactions	7,004,185	(367,253)
Increase (decrease) in net assets	11,304,584	21,773,164
Net assets at beginning of period	254,933,506	233,160,342
Net assets at end of period (including distributions in excess of net investment income of $306,588 and $791,444, respectively)	$266,238,090	$254,933,506

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/13 (Unaudited)		2012		2011		2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.16		$10.20		$11.41		$10.23	$7.96		$12.49
Income (loss) from investment operations: Net investment incomea	.21		.49		.54		.57	.62		.77
Net realized and unrealized gain (loss)	.17		.90		(1.28)		1.16	2.64		(4.64)
Total from investment operations	.38		1.39		(.74)		1.73	3.26		(3.87)
Less distributions from: Net investment income	(.18)		(.43)		(.47)		(.55)	(.41)		(.66)
Net realized gains	—		—		—		—	(.18)		—
Return of capital	—		—		—		—	(.40)		—
Total distributions	(.18)		(.43)		(.47)		(.55)	(.99)		(.66)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$11.36		$11.16		$10.20		$11.41	$10.23		$7.96
Total Return (%)b	3.48	**	14.03	c	(6.53	)c	17.41	44.31	c	(32.54	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		16		17		27	24		19
Ratio of expenses before expense reductions (%)	1.21	*	1.24		1.22		1.22	1.34		1.34
Ratio of expenses after expense reductions (%)	1.21	*	1.20		1.22		1.22	1.29		1.34
Ratio of net investment income (%)	3.66	*	4.68		5.05		5.31	6.95		6.59
Portfolio turnover rate (%)	92	**	211		134		42	110		99
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class B	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.21		$10.23	$11.45	$10.28	$7.99	$12.53
Income (loss) from investment operations: Net investment incomea	.17		.42	.45	.47	.56	.68
Net realized and unrealized gain (loss)	.16		.91	(1.29)	1.17	2.65	(4.66)
Total from investment operations	.33		1.33	(.84)	1.64	3.21	(3.98)
Less distributions from: Net investment income	(.14)		(.35)	(.38)	(.47)	(.34)	(.56)
Net realized gains	—		—	—	—	(.18)	—
Return of capital	—		—	—	—	(.40)	—
Total distributions	(.14)		(.35)	(.38)	(.47)	(.92)	(.56)
Redemption fees	.00	***	.00 ***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$11.40		$11.21	$10.23	$11.45	$10.28	$7.99
Total Return (%)b,c	2.97	**	13.16	(7.31)	16.43	43.17	(33.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.37		1	1	1	1	1
Ratio of expenses before expense reductions (%)	2.08	*	2.04	2.04	2.10	2.24	2.21
Ratio of expenses after expense reductions (%)	1.98	*	2.00	2.04	2.10	2.03	2.12
Ratio of net investment income (%)	2.94	*	3.99	4.23	4.43	6.21	5.80
Portfolio turnover rate (%)	92	**	211	134	42	110	99
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class C	Six Months Ended 4/30/13 (Unaudited)		2012		2011		2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.19		$10.22		$11.44		$10.26	$7.98		$12.51
Income (loss) from investment operations: Net investment incomea	.16		.42		.46		.48	.56		.68
Net realized and unrealized gain (loss)	.17		.90		(1.29)		1.17	2.64		(4.65)
Total from investment operations	.33		1.32		(.83)		1.65	3.20		(3.97)
Less distributions from: Net investment income	(.14)		(.35)		(.39)		(.47)	(.34)		(.56)
Net realized gains	—		—		—		—	(.18)		—
Return of capital	—		—		—		—	(.40)		—
Total distributions	(.14)		(.35)		(.39)		(.47)	(.92)		(.56)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$11.38		$11.19		$10.22		$11.44	$10.26		$7.98
Total Return (%)b	3.00	**	13.25	c	(7.31	)c	16.60	43.09	c	(33.07	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		8		9		11	10		6
Ratio of expenses before expense reductions (%)	1.94	*	1.97		1.99		1.99	2.13		2.13
Ratio of expenses after expense reductions (%)	1.94	*	1.93		1.98		1.99	2.04		2.11
Ratio of net investment income (%)	2.88	*	3.97		4.29		4.54	6.20		5.81
Portfolio turnover rate (%)	92	**	211		134		42	110		99
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class S	Six Months Ended 4/30/13 (Unaudited)		2012		2011		2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.16		$10.19		$11.41		$10.24	$7.96		$12.49
Income (loss) from investment operations: Net investment incomea	.22		.52		.57		.59	.65		.80
Net realized and unrealized gain (loss)	.17		.91		(1.29)		1.16	2.64		(4.65)
Total from investment operations	.39		1.43		(.72)		1.75	3.29		(3.85)
Less distributions from: Net investment income	(.20)		(.46)		(.50)		(.58)	(.43)		(.68)
Net realized gains	—		—		—		—	(.18)		—
Return of capital	—		—		—		—	(.40)		—
Total distributions	(.20)		(.46)		(.50)		(.58)	(1.01)		(.68)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$11.35		$11.16		$10.19		$11.41	$10.24		$7.96
Total Return (%)	3.53	**	14.32	b	(6.31	)b	17.70	44.65	b	(32.41	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113		119		111		149	143		112
Ratio of expenses before expense reductions (%)	.96	*	.98		.98		.99	1.06		1.12
Ratio of expenses after expense reductions (%)	.96	*	.93		.98		.99	1.04		1.10
Ratio of net investment income (%)	3.92	*	4.92		5.29		5.54	7.20		6.82
Portfolio turnover rate (%)	92	**	211		134		42	110		99
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/13 (Unaudited)		2012		2011		2010	2009	Period Ended 10/31/08a
Selected Per Share Data
Net asset value, beginning of period	$11.16		$10.20		$11.41		$10.24	$7.97	$12.11
Income (loss) from investment operations: Net investment incomeb	.23		.53		.58		.61	.66	.56
Net realized and unrealized gain (loss)	.17		.91		(1.27)		1.16	2.64	(4.18)
Total from investment operations	.40		1.44		(.69)		1.77	3.30	(3.62)
Less distributions from: Net investment income	(.21)		(.48)		(.52)		(.60)	(.45)	(.52)
Net realized gains	—		—		—		—	(.18)	—
Return of capital	—		—		—		—	(.40)	—
Total distributions	(.21)		(.48)		(.52)		(.60)	(1.03)	(.52)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00 ***	.00	***
Net asset value, end of period	$11.35		$11.16		$10.20		$11.41	$10.24	$7.97
Total Return (%)	3.61	**	14.51	c	(6.13	)c	17.88	44.68	(31.15	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130		112		96		107	68	36
Ratio of expenses before expense reductions (%)	.82	*	.82		.83		.81	.89	.96	*
Ratio of expenses after expense reductions (%)	.82	*	.78		.83		.81	.89	.96	*
Ratio of net investment income (%)	4.06	*	5.06		5.44		5.72	7.35	7.57	*
Portfolio turnover rate (%)	92	**	211		134		42	110	99
a For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Enhanced Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $15,458,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if neccessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the six months ended April 30, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There are no open credit default swap contracts as of April 30, 2013. For the six months ended April 30, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $3,900,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $3,900,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. As part of its currency strategy, the Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2013, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,391,000 to $68,715,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,210,000 to $58,000,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,097,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$66,167

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(265,767)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$88,845	$88,845
Foreign Exchange Contracts (b)	243,377	—	243,377
	$243,377	$88,845	$332,222

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(9,197)	$(9,197)
Foreign Exchange Contracts (b)	(453,931)	—	(453,931)
	$(453,931)	$(9,197)	$(463,128)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swaps contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended April 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $240,016,023 and $220,620,625, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.59% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.23%
Class B	1.98%
Class C	1.98%
Class S	.98%
Institutional Class	.98%

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2013, the Administration Fee was $128,812, of which $21,772 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2013
Class A	$5,068	$—	$2,909
Class B	362	259	56
Class C	2,333	—	1,203
Class S	49,624	—	25,008
Institutional Class	1,505	—	705
	$58,892	$259	$29,881

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2013
Class B	$1,857	$235
Class C	33,494	4,472
	$35,351	$4,707

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2013	Annualized Effective Rate
Class A	$19,063	$7,332	.24%
Class B	616	178	.25%
Class C	11,154	3,245	.25%
	$30,833	$10,755

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2013, aggregated $1,209.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2013, the CDSC for Class B and C shares aggregated $894 and $93, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,231, of which $5,555 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor (0.00% net effective rate for the period ending April 30, 2013), the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 11, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 11, 2012 through April 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,802.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2013.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of April 30, 2013, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held 23% and 22% of the total shares outstanding of the Fund, respectively.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	367,635	$4,172,311	565,550	$5,946,065
Class B	45	512	2,892	30,448
Class C	514,079	5,832,768	100,982	1,070,656
Class S	757,245	8,593,020	2,062,024	21,686,699
Institutional Class	1,630,032	18,415,791	1,429,356	14,960,814
		$37,014,402		$43,694,682
Shares issued to shareholders in reinvestment of distributions
Class A	22,370	$250,985	58,034	$603,906
Class B	424	4,781	1,935	20,155
Class C	7,571	85,212	22,099	230,426
Class S	157,541	1,766,119	422,786	4,406,886
Institutional Class	196,840	2,205,896	444,277	4,632,743
		$4,312,993		$9,894,116
Shares redeemed
Class A	(415,470)	$(4,697,663)	(888,811)	$(9,291,697)
Class B	(22,700)	(257,573)	(44,500)	(468,713)
Class C	(562,800)	(6,382,248)	(285,926)	(2,981,090)
Class S	(1,658,302)	(18,676,469)	(2,692,335)	(28,303,671)
Institutional Class	(380,311)	(4,310,655)	(1,230,875)	(12,912,467)
		$(34,324,608)		$(53,957,638)
Redemption fees		$1,398		$1,587
Net increase (decrease)
Class A	(25,465)	$(273,618)	(265,227)	$(2,740,503)
Class B	(22,231)	(252,280)	(39,673)	(418,110)
Class C	(41,150)	(463,619)	(162,845)	(1,679,967)
Class S	(743,516)	(8,317,330)	(207,525)	(2,209,763)
Institutional Class	1,446,561	16,311,032	642,758	6,681,090
		$7,004,185		$(367,253)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2012 to April 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,034.80	$1,029.70	$1,030.00	$1,035.30	$1,036.10
Expenses Paid per $1,000*	$6.10	$9.96	$9.76	$4.84	$4.14
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,018.79	$1,014.98	$1,015.17	$1,020.03	$1,020.73
Expenses Paid per $1,000*	$6.06	$9.89	$9.69	$4.81	$4.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Emerging Markets Fixed Income Fund	1.21%	1.98%	1.94%	.96%	.82%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.
Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	233379 601	233379 700	233379 809	233379 874	233379 742
Fund Number	476	676	776	2076	1476

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DEEMFIF-3
(R-027568-2 6/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 26, 2013